SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of the Report (date of earliest event reported): November 1, 2007
CHECKPOINT SYSTEMS, INC.
(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	22-1895850

(State of Incorporation)	(IRS Employer Identification No.)

101 Wolf Drive, PO Box 188, Thorofare,
New Jersey	08086

(Address of principal executive offices)	(Zip Code)
856-848-1800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01	Completion of Acquisition or Disposition of Assets.
As previously announced, on November 1, 2007, Checkpoint Systems, Inc. and one of its direct subsidiaries (collectively, the “Company”) and Alpha Security Products, Inc. and one of its direct subsidiaries (collectively, “Alpha”) entered into an Asset Purchase Agreement and a Dutch Assets Sale and Transfer Agreement (collectively, the “Agreements”) under which the Company purchased all of the assets of Alpha’s S3 business (the “Acquisition”) for approximately $142 million, subject to a post-closing working capital adjustment, plus additional performance-based contingent payments up to a maximum of $8 million plus interest thereon. The contingent payments may be earned if the revenue derived from the S3 business exceeds $70 million during the period from December 31, 2007 until December 28, 2008. In the event that the revenue derived from the S3 business exceeds $83 million during such period, Alpha will be entitled to the maximum payment of $8 million. The purchase price was funded by $67 million of cash and $75 million of borrowings under our senior secured credit facility.
This current report on Form 8-K/A is being filed as an amendment to the initial Form 8-K to provide the financial statements and pro forma financial information that were excluded from the initial Form 8-K as permitted by part (a) and part (b) of Item 9.01 of Form 8-K.

ITEM 9.01	Financial Statements and Exhibits
(a)  Financial Statement of Businesses Acquired
Audited carve-out financial statements of Secured Accessories — S3 Business Divisions of Alpha Security Products, Inc. and Subsidiary as of and for the year ended December 31, 2006 are incorporated by reference to Exhibit 99.1 filed herewith. Reviewed carve-out financial statements of Secured Accessories — S3 Business Divisions of Alpha Security Products, Inc. and Subsidiary as of September 30, 2007 and for the periods ended March 31, 2007, June 30, 2007, and September 30, 2007 are incorporated by reference to Exhibit 99.2 filed herewith.
(b)  Pro Forma Financial Information
Unaudited pro forma condensed combined financials of Checkpoint Systems, Inc. as of and for the nine months ended September 30, 2007 and the for the year ended December 31, 2006, which reflects the acquisition of Secured Accessories — S3 Business Divisions of Alpha Security Products, Inc. and Subsidiary are incorporated by reference to Exhibit 99.3 filed herewith.
(c)  Exhibits

15.1	Awareness letter of Bruner-Cox LLP dated January 17, 2008.

23.1	Consent of Bruner-Cox LLP dated January 17, 2008.

99.1	Audited carve-out financial statements of Secured Accessories — S3 Business Divisions of Alpha Security Products, Inc. and Subsidiary as of and for the year ended December 31, 2006.

99.2	Reviewed carve-out financial statements of Secured Accessories — S3 Business Divisions of Alpha Security Products, Inc. and Subsidiary as of September 30, 2007 and for the periods ended March 31, 2007, June 30, 2007, and September 30, 2007.

99.3	Unaudited pro forma condensed combined financials of Checkpoint Systems, Inc. as of and for the nine months ended September 30, 2007 and the for the year ended December 31, 2006, which reflects the acquisition of Secured Accessories — S3 Business Divisions of Alpha Security Products, Inc. and Subsidiary.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT SYSTEMS, INC.
January 17, 2008	/s/ Raymond D. Andrews
Raymond D. Andrews
Senior Vice President and Chief Financial Officer